Exhibit 3.2

AMENDED AND RESTATED

BYLAWS

of

BENCHMARK ELECTRONICS, INC.

A Texas

corporation

December 2, 2020

AMENDED AND RESTATED

BYLAWS
of
BENCHMARK ELECTRONICS, INC.

ARTICLE 1

Offices and Agent

The Corporation may

have such offices,

either within or

without the State

of Texas,

as the Board
of Directors

(the “
Board
”) may designate

or as the

business of

the Corporation

may require from

time to
time.

The registered office

of the Corporation

required by the

Texas Business

Organizations Code

(the
“ TBOC
”) to be

maintained in the

State of Texas

may, but

need not, be

the same as

the principal office

in
the State of

Texas, as

designated by the

Board.

The address of

the registered

office or

the identity of

the
registered agent may be changed from time to time

by the Board.

ARTICLE 2

Shareholders

Section 1.

Annual Meeting.

The annual meeting of

the shareholders shall be

held on such date

in
each year

and at

such time

and place

as may

be determined

by the

Board, for

the purpose

of electing
directors and for

the transaction of

such other business

as may come

before the meeting.

If the day

fixed
for the

annual meeting

is a

legal holiday

in the

State of

Texas, such

meeting shall

be held

on the

next
succeeding business

day.

If the

election of

directors is

not held

on the

day designated

for the

annual
meeting of the shareholders or at

any adjournment thereof, the Board

shall cause the election to be

held at a
special meeting of the shareholders as soon thereafter as may be convenient.

Section 2.

Special Meetings.

Special meetings of the

shareholders may be

called by (a) the Chief
Executive Officer

or the

President, (b)

the Board,

(c) the

Chief Executive

Officer, the

President or

the
Secretary at

the request

in writing

of a

majority of

the Board,

or (d)

the Chief

Executive Officer,

the
President or the Secretary at

the request in writing

of the holders of at least

10% of all the shares

entitled to
vote at the

proposed special meeting.

Any such request

to call a

special meeting of

the shareholders shall
state the purpose or purposes of such meeting.

Section 3.

Place of Meeting

.

The Board

may designate

any place within

or without

the State of
Texas as

the place of meeting

for any annual

or special meeting

of shareholders called

by or at the

request
of the Board.

If no designation is made,

or if a special meeting

is called otherwise than by

or at the request
of the Board, the place of meeting shall be the principal

office of the Corporation in the State of Texas.

Section 4.

Notice of

Meeting.

Written or

printed notice

stating the

place, date

and hour

of the
meeting and, in case

of a special meeting,

the purpose or purposes

for which the meeting

is called, shall be
delivered not

less than

10 nor

more than

60 days

before the

date of

the meeting,

either personally

or by
mail, by

or at the

direction of

the Chief

Executive Officer,

President, Secretary,

or the

officer or

persons
calling the

meeting, to

each shareholder

entitled to

vote at

such meeting.

If mailed,

such notice

shall be
deemed to be

delivered when deposited

in the United States

mail addressed to

the shareholder at

his or her
address as

it appears

on the

share transfer

records of

the Corporation,

with postage

thereon prepaid.

Attendance by

a shareholder,

whether in

person or by

proxy, at

a shareholder

’s meeting

shall constitute a
waiver of notice of such meeting of which such shareholder

has had no notice.

The notice

of any

meeting of

shareholders may

be accompanied

by a

form of

proxy and

other
proxy solicitation materials approved by the Board.

Section 5.

Fixing Record

Dates for

Matters Other

than Consents

to Action.

For the

purpose of
determining shareholders entitled to

notice of or to vote

at any meeting of shareholders

or any adjournment
thereof, or

entitled to

receive a

distribution by

the Corporation

(other than

a distribution

involving a
purchase or

redemption by

the Corporation

of any

of its

own shares)

or a

share dividend,

or in

order to
make a

determination of

shareholders for

any other

proper purpose

(other than

determining shareholders
entitled to consent

to action by

shareholders proposed

to be taken

without a meeting

of shareholders), the
Board

may provide that

the share transfer

records shall be

closed for a

stated period not

to exceed, in

any
case, 60

days.

If the

share transfer

records shall

be closed

for the

purpose of

determining shareholders
entitled to notice of or

to vote at a meeting of

shareholders, such records shall be

closed for at least 10 days
immediately preceding

such meeting.

In lieu

of closing

the share

transfer records,

the Board

may fix

in
advance a

date as the

record date for

any such determination

of shareholders,

such date in

any case to

be
not more than 60

days and, in the case

of a meeting of

shareholders, not less than

10 days, prior to

the date
on which

the particular

action requiring

such determination

of shareholders

is to

be taken.

If the

share
transfer records are

not closed and

no record date

is fixed for

the determination of

shareholders entitled to
notice of

or to

vote at

a meeting

of shareholders,

or shareholders

entitled to

receive a

distribution (other
than a

distribution involving

a purchase

or redemption

by the Corporation

of any

of its

own shares)

or a
share dividend, the date

on which notice of the

meeting is mailed or

the date on which the

resolution of the
Board

declaring such distribution or

share dividend is adopted, as

the case may be, shall be

the record date
for such

determination of

shareholders.

When a

determination of

shareholders entitled

to vote

at any
meeting of shareholders has

been made as provided

in this Section 5, such

determination shall apply to

any
adjournment thereof

except where

the determination

has been

made through

the closing

of the

share
transfer records and the stated period of closing has expired.

Section 6.

Fixing Record Dates

for Consents to

Action.

Unless a record

date shall have
previously been

fixed or

determined pursuant

to Section

5 of

this Article

2, whenever

action by
shareholders is

proposed to

be taken

by consent

in writing

without a

meeting of

shareholders, the

Board
may fix a

record date for

the purpose of

determining shareholders entitled

to consent to

that action, which
record date shall

not precede, and

shall not be

more than 10

days after,

the date upon

which the resolution
fixing the record date is

adopted by the Board.

If no record date has

been fixed by the Board

and the prior
action of the

Board

is not required

by the TBOC,

the record date

for determining shareholders

entitled to
consent to

action in

writing without

a meeting

shall be

the first

date on

which a

signed written

consent
setting forth

the action

taken or

proposed to

be taken

is delivered

to the

Corporation by

delivery to

its
registered office, its principal

place of business, or

an officer or agent

of the Corporation having custody

of
the books in which

proceedings of meetings

of shareholders are

recorded.

Delivery shall be by

hand or by
certified or

registered mail,

return receipt

requested.

Delivery to

the Corporation

’s principal

place of
business shall be addressed to

the President or the Chief

Executive Officer of

the Corporation.

If no record
date shall have

been fixed by

the Board and

prior action of

the Board is

required by the

TBOC, the record
date for determining

shareholders entitled to

consent to action

in writing without

a meeting shall

be at the
close of business on the date on which the Board adopts a

resolution taking such prior action.

Section 7.

Voting

List.

The officer

or agent

having charge

of the

share transfer

records of

the
Corporation shall

make, at

least 10

days before

each meeting

of shareholders,

a complete

list of

the
shareholders entitled

to vote

at such

meeting or

any adjournment

thereof, arranged

in alphabetical

order,
with the address of

and the number of

shares held by each,

which list, for a

period of 10 days

prior to such
meeting, shall be

kept on file

at the registered

office or principal

place of business

of the Corporation

and
shall be

subject to

inspection by

any shareholder

at any

time during

usual business

hours.

Such list

also
shall be produced

and kept open at

the time and

place of the meeting

and shall be

subject to the inspection
of any

shareholder during

the whole

time of

the meeting.

The original

share transfer

records shall

be
prima-facie evidence as to the shareholders

entitled to examine such list or transfer records

or to vote at any
meeting of shareholders.

The failure to comply

with the requirem

ents of this Section

7 shall not

affect the
validity of any action taken at the meeting.

Section 8.

Quorum of Shareholders.

A quorum shall be present at a meeting of shareholders

if the
holders of

a majority

of the

shares entitled

to vote

are represented

at the

meeting in

person or

by proxy.

Once a quorum

is present at a

meeting of shareholders,

the shareholders represented

in person or

by proxy
at the

meeting may

conduct such

business as

may be

properly brought

before the

meeting until

it is
adjourned, and

the subsequent

withdrawal from

the meeting

of any

shareholder or

the refusal

of any
shareholder represented

in person

or by

proxy to

vote shall

not affect

the presence

of a

quorum at

the
meeting.

The shareholders

represented in

person or

by proxy

at a

meeting of

shareholders at

which a
quorum is not

present may adjourn

the meeting until such

time and to such

place as may be

determined by
a vote of the holders of a majority of the shares represented in person or by proxy at that meeting.

Section 9.

Proxies.

Any shareholder may vote either in

person or by proxy executed in writing

by
the shareholder.

A telegram, telex,

cablegram or other

form of electronic

transmission, including
telephonic transmission,

by the

shareholder, or

a photogra

phic, photostatic,

facsimile or

similar
reproduction of

a writing

executed by

the shareholder,

shall be

treated as

an execution

in writing

for
purposes of this

Section 9.

No proxy

shall be valid

after 11

months from

the date of

its execution unless
otherwise provided

in the proxy.

A proxy

shall be revocable

unless the

proxy form

conspicuously states
that the proxy is irrevocable and the proxy is coupled with

an interest.

Section 10.

Voting

Rights.

Except as

otherwise expressly

provided in

any resolution

or
resolutions adopted by

the Board establishing

any series of

Preferred Stock, the

exclusive voting power

of
the Corporation shall be

vested in the Common

Stock.

Except as otherwise expressly

provided in any such
resolution or resolutions, or

as otherwise provided by the

TBOC, each outstanding share

of Common Stock
shall be entitled to one vote on each matter submitted

to a vote at a meeting of shareholders.

Section 11.

Voting

Requirement.

With respect

to any matter,

other than the

election of directors
or a matter for

which the affirmative vote

of the holders of

a specified portion of

the shares entitled to

vote
is required

by the

TBOC, the

act of

the shareholders

shall be

the affirmative

vote of

the holders

of a
majority of the

shares entitled to

vote on that

matter and represented

in person or

by proxy at

a meeting of
shareholders at which a quorum is present.

With respect to

the election of directors, a

director shall be elected only

if the director receives the
affirmative vote

of the

holders of a

majority of

the shares entitled

to vote

in the election

of directors

and
represented in

person or

by proxy

at a

meeting of

shareholders at

which a

quorum is

present;
provided,
however
, that if the Company receives

a notice submitted by a shareholder nominating

a person for election
to the Board at a meeting of shareholders in compliance

with the procedures set forth in Section 8 of Article
3 and Section 12

of Article 2 and

such nomination has not

been withdrawn by such

shareholder on or prior
to the tenth

day before the

Company first mails

its notice of

meeting for such

meeting to the

shareholders,
the persons receiving

a plurality of

the votes cast,

up to the

total number of

directors to be

elected at such
meeting, by the holders

of shares entitled to

vote in the election

of directors at a

meeting of shareholders at
which a quorum is present shall be elected.

With respect

to any matter

for which the

affirmative vote of

the holders of

a specified portion

of
the shares entitled

to vote is

required by the

TBOC, the act

of the shareholders

on that matter

shall be the
affirmative vote

of the

holders of

a majority

of the

shares entitled

to vote

on that

matter, rather

than the
affirmative vote otherwise required by the

TBOC.

Section 12.

Business at Meeting.

To be

properly brought before

any meeting of

shareholders for
consideration, business

must be

(a) specified

in the notice

of meeting

given pursuant

to Section 4

of this
Article 2,

(b) properly

brought before

the meeting

by or

at the

direction of

the Board,

or (c)

properly
brought before the meeting by a shareholder.

If a shareholder desires

to bring business before

a meeting for consideration,

the shareholder must
submit a

written notice

of the

proposed business

to the

Secretary as

provided herein.

In the

case of

the
annual meeting

of shareholders,

the shareholder

’s notice

must be

received at

the principal

office of

the
Corporation not

less than

60 days

in advance

of the

date of

the Corporatio

n’s notice

of annual

meeting
given in

connection with

the previous

year’s annual

meeting of

shareholders.

If no

such annual

meeting

was held in

the previous

year or the

date of the

current year’s

annual meeting

has been changed

by more
than thirty

days from the

date contemplated

in the previous

year’s notice

of annual meeting,

the
shareholder’s notice

must be received by the

Corporation a reasonable period

of time before the date

of the
Corporation’s notice

of annual meeting

for the current

year and any

accompanying solicitation

of proxies
are made.

In the case of a special

meeting of shareholders, the

shareholder’s notice must

be received at the
principal office

of the

Corporation a

reasonable period

of time

prior to

the date

of the

meeting to

allow
sufficient time

for the

dissemination of

information to

the shareholders

entitled to

vote at

such meeting;
provided, however,

that if at

least 30

days’

notice of

the meeting

has been

given to

the shareholders,

the
shareholder’s notice

must be

received by

the Corporation

no later

than 10

days prior

to the

date of

the
meeting.

A shareholder

’s notice

of proposed business

shall set forth

as to each

matter that the

shareholder
proposes to bring

before the meeting

of shareholders the

following information:

(a) a brief

description of
the business

proposed to

be brought

before the

meeting and

the reason

or reasons

for conducting

such
business at the meeting;

(b) the name and address

of the shareholder proposing

such business; (c) the class,
series (if applicable),

and number of shares

of the Corporation

that such shareholder

owns beneficially; (d)
any material interest of the shareholder

in the proposed business; and (e) if the business that

the shareholder
proposes to bring

before the meeting

of shareholders is

the election to

the Board

of a person or

persons to
be nominated by or on behalf of the shareholder,

the information set forth in Section 8 of Article 3.

After receipt of the shareholder’s

notice of proposed business but before the

commencement of the
meeting of

shareholders, the

Board, to

the extent

allowed by

law, may

consider the

subject matter of

the
proposed business

and the

reason or

reasons for

conducting such

business at

the meeting

to determine
whether such

business should

be considered.

Proposed business,

notice of

which is

submitted by

a
shareholder in accordance with the foregoing procedures,

shall be considered at the meeting of shareholders
unless the

Board determines

that the

proposed business

should not

be conducted

at the

meeting.

If the
business is not

to be considered

at the meeting,

the Board shall

notify the presiding

officer of

the meeting
of such determination, and such presiding officer

shall declare to the meeting that such proposed business is
not properly

before the

meeting and

will not

be considered.

In addition,

with respect

to any

business
proposed to

be considered,

the presiding officer

of the meeting

may determine

that such business

has not
been brought properly before the

meeting in accordance with the foregoing

procedures and, if such
determination is made, such proposed business will not be

considered at the meeting.

Section 13.

Actions Without

Meeting.

Any action

required by

the TBOC

to be

taken at

any
annual or

special meeting

of shareholders,

or any

action which

may be

taken at

any annual

or special
meeting of

shareholders, may

be taken

without a

meeting, without

prior notice,

and without

a vote,

if a
consent or consents

in writing, setting

forth the action

so taken, shall

be signed by

the holder or

holders of
all the shares entitled to vote with respect to the action

that is the subject of the consent.

Every written consent

shall bear the

date of signature

of each shareholder

who signs the

consent.

No written consent

shall be effective

to take the

action that is

the subject of

the consent unless,

within 60
days after the

date of the earliest

dated consent delivered

to the Corporation

in the manner required

by this
Section 13, a

consent or

consents signed

by the

holder or

holders of

shares having

not less

than the
minimum number of

votes that would

be necessary to

take the action

that is the

subject of the

consent are
delivered to the Corporation

by delivery to its registered

office, its principal place

of business, or an officer
or agent of

the Corporation having

custody of the

books in which

proceedings of meetings

of shareholders
are recorded.

Delivery shall

be by

hand or

by certified

or registered

mail, return

receipt requested.

Delivery to

the Corporation

’s principal

place of

business shall

be addressed

to the

President or

principal
executive officer of the Corporation.

A telegram,

telex, cablegram

or other

form of

electronic transmission

by a

shareholder, or

a
photographic, photostatic,

facsimile or

similar reproduction

of a writing

signed by a

shareholder, shall

be
regarded as signed by the shareholder for purposes of this

Section 13.

Prompt notice of

the taking of any

action by shareholders without

a meeting by less

than
unanimous written

consent shall

be given

to those

shareholders who

did not

consent in

writing to

the
action.

Section 14.

Telephonic Meetings

.

Subject to the

provisions required

or permitted

by the TBOC
for notice of

meetings, shareholders may

participate in and

hold a meeting

of such shareholders

by means
of conference

telephone or

similar communications

equipment whereby

all persons

participating in

the
meeting can hear and speak to each other.

ARTICLE 3

Board of Directors

Section 1.

Power.

The powers of the

Corporation shall be

exercised by or under

the authority of,
and the business

and affairs

of the Corporation

shall be managed

under the direction

of, the Board

of the
Corporation.

Section 2.

Number, Tenure

and Qualifications.

The Board shall consist of not

less than 5 or more
than 9

members.

The number

of directors

may be

increased above

9 or

decreased below

5 from

time to
time by

amendment to

these Bylaws,

but no

decrease shall

have the

effect of

shortening the

term of

any
incumbent director.

Subject to the

foregoing and to

any limitations specified

by law or

in the Articles

of
Incorporation, the

number of directors

may be increased

or decreased by

resolution adopted by

a majority
of the

Board.

Any directorship

to be

filled by

reason of

an increase

in the

number shall

be filled

by a
majority vote

of the Board

at a meeting

called for that

purpose, though

less than a

quorum, for

a term of
office continuing only until the next

election of one or more directors by the

shareholders; provided that the
remaining directors

may not

fill more

than 2

such directorships

during the

period between

any two

such
successive annual meetings of shareholders.

No decrease in number shall act to reduce the term of office of
a duly

elected director

unless such

director resigns

or is

removed from

office in

accordance with

these
Amended and Restated

Bylaws.

Unless removed in

accordance with the

provisions of these Amended

and
Restated Bylaws, each director

shall hold office until

the next annual meeting of

shareholders, and until his
or her

successor shall

have been

elected and

qualified.

A director

need not

be a

resident of

the State

of
Texas or a shareholder

of the Corporation.

Section 3.

Regular Meetings.

A regular meeting

of the Board

shall be held

without notice other
than this

Section 3 immediately

after, and

at the same

place as, the

annual meeting

of shareholders.

The
Board may

provide, by

resolution, the time

and place,

either within or

without the State

of Texas,

for the
holding of additional regular meetings without notice

other than such resolution.

Section 4.

Special Meetings.

Special meetings of

the Board may

be called by or

at the request of
the Chairman of

the Board, the Chief

Executive Officer,

the President or any

two directors.

The person or
persons authorized

to call

special meetings

of the

Board may

fix any

place, either

within or

without the
State of Texas, as

the place for holding any special meeting called by such

person or persons.

Section 5.

Notice.

Notice of any special meeting of the Board shall be

given at least one day prior
thereto by written

notice delivered personally

or mailed to

each director at

his or her

business address, or

,
on consent of a

director, by electronic

transmission.

If mailed, such notice

shall be deemed to be

delivered
three days after deposited

in the United States mail

so addressed, with postage

thereon prepaid.

If notice is
given by telegram, telex, telecopy or

similar means of visual data transmission, such notice

shall be deemed
to be

delivered when

transmitted for

delivery to

the recipient.

Any director

may waive

notice of

any
meeting.

The attendance

of a

director at

a meeting

shall constitute

a waiver

of notice

of such

meeting,
except where

a director

attends a

meeting for

the express

purpose of

objecting to

the transaction

of any
business on the

grounds that

such meeting

is not lawfully

called or convened.

Neither the business

to be
transacted at, nor the purpose of,

any regular or special meeting of the Board

need be specified in the notice
or waiver of notice of such meeting.

Section 6.

Quorum.

A majority

of the

number of

directors fixed

pursuant to

Section 2 of

this
Article 3 shall constitute

a quorum for

the transaction of business

at any meeting

of the Board.

If less than
a majority

of such

number of

directors is

present at

a meeting,

a majority

of the

directors present

may
adjourn such meeting from time to time without further notice.

Section 7.

Manner of Acting.

(a) Actions at Meeting

.

Except as provided

in Paragraph (b)

of this Section

7, the
act of the majority

of the directors present

at a meeting at

which a quorum

is present shall be

the act of the
Board.

(b) Actions

Without Meeting.

Any action

required or

permitted to

be taken

at a
meeting of

the Board

or any

committee thereof

may be

taken without

a meeting

if a

consent in

writing,
setting forth the

action so taken,

is signed by

all the members

of the Board

or committee, as

the case may
be.

Such consent shall have the same force

and effect as a unanimous vote at

a meeting.

A telegram, telex,
cablegram or

other form of

electronic transmission

by a director,

or a photographic,

photostatic, facsimile
or similar

reproduction of

a writing

signed by

a director,

shall be

regarded as

signed by

the director

for
purposes of this Paragraph (b).

(c) Telephon

ic Meetings

.

Subject to

the provisions

required or

permitted by

the
TBOC for

notice of

meetings, members

of the

Board or

any committee

designated by

the Board

may
participate in

and hold

a meeting

of the

Board or

such committee

by means

of conference

telephone or
similar communications equipment by means

of which all persons participating in

the meeting can hear and
speak to each other.

Section 8.

Nominations for

Election.

Nominations of

persons for

election to

the Board

at the
annual meeting

of shareholders

or any

special meeting

of shareholders

called for

the specific

purpose of
electing directors may

be made at any

such meeting (a) by

or at the direction

of the Board, any

nominating
committee thereof, or

any person appointed

by the Board or

such committee to

make such nominations,

or
(b) by

any shareholder

entitled to vote

for the election

of directors

who complies

with the procedures

set
forth in this Section 8 as well as Section 12 of Article 2.

The shareholder’s

notice with respect

to the nomination

of persons for

election to the

Board shall
set forth,

as to

each person

whom the

shareholder proposes

to nominate,

(a) the

nominee’s name,

age,
business and residence

address; (b) the

principal occupation

or employment of

the nominee; (c)

the class,
series (if applicable),

and number of shares

of the Corporation

that the nominee

owns beneficially; and

(d)
any other information

relating to the

nominee that is

required to be

disclosed in solicitations

of proxies for
the election of directors pursuant to

Regulation 14A or any successor rule

or regulation under the Securities
Exchange Act of 1934, as amended,

including, without limitation, the nominee

’s consent to being

named in
the proxy statement

as a nominee and

to serving as a

director if elected.

The Corporation may

require any
proposed nominee

to furnish such

other information

as may reasonably

be required by

the Corporation to
determine the eligibility of such proposed nominee

to serve as a director of the Corporation.

No person

shall be

eligible for

nomination as

a director

of the

Corporation at

any meeting

of
shareholders unless

such person

is nominated

in accordance

with the

procedures set

forth herein.

The
presiding officer

of the

meeting may

determine that

a proposed

nomination was

not made

in accordance
with such procedures

and, if such determination

is made, such proposed

nomination will not be

considered
at the meeting.

Section 9.

Removal.

At any meeting of

shareholders called expressly for

the purpose of removal,
any director

or the

entire Board

may be

removed, with

or without

cause, by

a vote

of the

holders of

a
majority of

the shares then

entitled to vote

at an election

of directors.

In the event

that any director

is so
removed, a

new director

may be

elected at

the same

meeting for

the unexpired

term of

the director

so
removed.

The failure

to elect

a director

to fill

the unexpired

term of

any director

so removed

shall be
deemed to create a vacancy in the Board.

Section 10.

Vacancies.

A vacancy in the Board

shall be deemed to exist by

reason of the death or
resignation of a director,

upon the failure of shareholders to elect

a director to fill the unexpired term

of any
director removed in

accordance with the

provisions of Section

9 of this

Article 3, or

upon the existence

of
an unfilled

directorship position

pursuant to

resolution of

the Board

in accordance

with Section

2 of

this
Article 3.

Any vacancy occurring in the Board

may be filled (a) by election at

an annual or special meeting
of shareholders

called for

that purpose,

or (b) by

a majority of

the remaining

directors though

less than a
quorum of the

Board.

A director elected

to fill a

vacancy shall be

elected for the

unexpired term of

his or
her predecessor in office.

Section 11.

Committees of Board of Directors.

The Board, by resolution adopted by a majority

of
the full

Board, may

designate from

among its

members one

or more

committees, each

of which

shall be
comprised of

one or

more of

its members,

and may

designate one

or more

of its

members as

alternative
members of

any committee,

who may,

subject to any

limitations imposed by

the Board, replace

absent or
disqualified members

at any

meeting of

that committee.

Any such

committee, to

the extent

provided in
such resolution, shall

have and may

exercise all of

the authority of the

Board, subject to the

limitations set
forth in

the TBOC.

The designation

of a committee

of the Board

and the delegation

thereto of

authority
shall not operate to relieve the Board,

or any member thereof, of any responsibility imposed by law.

Section 12.

Compensation.

By resolution of

the Board, the directors

may be paid

their expenses,
if any,

of attendance

at each

meeting of

the Board

or any

committee, and

may be

paid a

fixed sum

for
attendance at

each meeting

of the

Board or

any committee

or a

stated salary

as directors

or committee
members.

No such payment shall preclude

any director from serving

the Corporation in any other

capacity
and receiving compensation therefor.

Section 13.

Presumption of Assent.

A director of the

Corporation who is present

at a meeting of
the Board

or any

committee at

which action

on any

corporate matter

is taken

shall be

presumed to

have
assented to the action taken unless his or

her dissent shall be entered in the minutes

of the meeting or unless
the director

shall file

the written

dissent to

such action

with the

person acting

as the

secretary of

the
meeting before the adjournment

thereof or shall forward

such dissent by registered

mail to the Secretary

of
the Corporation immediately

after the adjournment

of the meeting.

Such right to dissent

shall not apply

to
a director who voted in favor of such action.

ARTICLE 4

Offices

Section 1.

Officers.

The officers of

the Corporation

shall consist of

a Chairman of

the Board, a
Chief Executive Officer,

a President, one or more

Vice Presidents

(the number and specific

titles thereof to
be determined as provided in Section 8, below

), a Secretary, a Chief Financial

Officer and a Treasurer,

each
of whom shall be

elected by the Board.

Such other officers, including

assistant officers, and agents

as may
be deemed necessary

may be elected or

appointed by the

Board.

Any two or more

offices may be

held by
the same person.

Section 2.

Election and Term

of Office.

The officers of

the Corporation shall be

elected annually
by the Board at

the regular meeting of

the Board held after

each annual meeting of

the shareholders.

If the
election of

officers is

not held

at such

meeting, such

election shall

be held

as soon

thereafter as

may be
convenient.

Each officer

shall hold

office until

his or

her successor

shall have

been duly

elected and
qualified, or

until his

or her

earlier death,

resignation or

removal in

accordance with

the provisions

of
Section 3 of this Article 4.

Section 3.

Removal.

Any officer or agent may

be removed by the Board whenever

in its
judgment the

best interests

of the

Corporation will

be served

thereby, but

such removal

shall be

without
prejudice to the contract rights, if any,

of the person so removed.

Section 4.

Vacancies.

A vacancy

in any

office occurring

for any

reason may

be filled

by the
Board.

An officer elected to

fill a vacancy shall be

elected for the unexpired

term of his or her

predecessor
in office.

Section 5.

Powers and Duties

of the Chairman

of the Board.

The Chairman of

the Board, if

any,
shall preside

at all

meetings of

shareholders and

of the

Board,

and shall

have such

other authority

and
perform such

other duties

as are prescribed

by law,

the Articles of

Incorporation, these

Bylaws or by

the
Board.

Section 6. Powers and Duties of

the Chief Executive Officer.

The Chief Executive Officer

shall be
the chief executive of the Corporation.

Subject to the control of the Board and

the Executive Committee (if
any), the

Chief Executive

Officer shall

have general

executive charge,

management and

control of

the
properties, business and

operations of the

Corporation with all

such powers as

may be reasonably

incident
to such

responsibilities; may

agree upon

and execute

all leases,

contracts, evidences

of indebtedness

and
other obligations in

the name of the

Corporation; may sign

all certificates for

shares of capital

stock of the
Corporation;

and shall have

such other powers

and duties as

designated in accordance

with these Bylaws
and as from

time to time

may be assigned

to the Chief

Executive Officer

by the Board.

In the absence

of
the Chairman

of the

Board (or

if there

is no

Chairman of

the Board),

the Chief

Executive Off

icer shall
preside at all meetings

of the shareholders

and, if the Chief

Executive Officer shall

also be a director,

at all
meetings of the Board.

Section 7. Powers

and Duties of

the President.

The President shall

report to the

Chief Executive
Officer and

shall serve

as the

chief operating

officer of

the Corporation.

Subject to

the control

of the
Board, the Executive

Committee (if any)

and the Chief

Executive Officer,

the President shall

have general
executive charge,

management and

control of

the properties,

business and

operations of

the Corporation
with all such powers as may be reasonably

incident to such responsibilities; may agree upon

and execute all
leases, contracts, evidences of

indebtedness and other obligations

in the name of

the Corporation; may sign
all certificates for

shares of capital

stock of the

Corporation;

and shall have

such other powers

and duties
as designated in

accordance with these

Bylaws and as

from time to

time may be

assigned to the

President
by the Chief Executive Officer

or by the Board.

In the absence of the Chairman

of the Board and the Chief
Executive Officer, the

President shall preside at all meetings of the shareholders.

Section 8.

Vice Presidents

.

The Board of

Directors may designate

one or more

classes, ranks or
other designations

of Vice

Presidents, including

without limitation Executive

Vice President

,

Senior Vice
President and Vice President

.

(a)

Executive Vice

President.

The Board

may designate

one or

more Executive
Vice Presidents, each of

whom shall be elected by the Board.

In the absence of the Chief Executive Officer
and President, or in the event of their deaths

or inability or refusal to act, the Executive Vice

President (or if
there is more

than one Executive

Vice President,

the Executive Vice

Presidents in the

order designated by
the Board,

or in the absence

of any such designation,

in the order of

their election) shall perform

the duties
of the

Chief Executive

Officer, and

when so

acting, shall have

all the powers

of and be

subject to

all the
restrictions upon

the Chief

Executive Officer.

Each Executive

Vice President

shall perform

such other
duties as the Chief Executive Officer,

President or the Board may assign to him or her from time to time.

(b)

Senior Vice

President.

The Board

of Directors

may designate

one or

more
Senior Vice

Presidents, each

of whom

shall be

elected by

the Board

.

Senior Vice

Presidents shall

be
members of

the senior leadership

team and/or

reporting to

the Chief Executive

Officer. Each

Senior Vice
President shall perform such

other duties as the Chief Executive

Officer, President

or the Board may assign
to him or her from time to time.

(c)

Vice President

.

The Board or

the Chief Executive

Officer may

appoint one or
more subordinate Vice

Presidents

as the business of

the Corporation may

require, each of whom

shall hold
office for

such period,

have such

authority,

and perform

such duties

as the

Chief Executive

Officer,
President or the Board may assign to him or her from time

to time.

Section 9.

Secretary.

The Secretary shall (a) keep the

minutes of the meetings of the

shareholders
and of the

Board in one

or more books

provided for that

purpose; (b) see

that all notices

are duly given

in
accordance with

the provisions

of these

Bylaws or

as required

by law;

(c) have

custody of,

and be
responsible for, the

corporate records and the

seal of the Corporation, and

see that the seal of

the
Corporation is affixed

to all documents

as may be

necessary or appropriate;

(d) keep a

register of the

post
office address of

each shareholder furnished

to the Secretary

by such shareholder;

(e) have general

charge
of the share

transfer records of

the Corporation; and

(f) in general,

perform all duties

incident to the

office
of the

Secretary and

such other

duties the

President or

the Board

may assign

to him

or her

from time

to
time.

Section 10.

Chief Financial

Officer.

The Chief

Financial Officer

shall report

to the

President.

The Chief

Financial Officer

shall keep

and maintain,

or cause

to be

kept and

maintained, adequate

and
correct books

and records

of account

in written

form or

any other

form capable

of being

converted into
written form.

The Chief

Financial Officer

shall deposit,

or cause

to be

deposited, all

monies and

other
valuables in the

name and to

the credit of

the Corporation with

such depositories as

may be designated

by
the Board.

The Chief Financial Officer shall disburse all funds

of the Corporation as may be ordered by

the
Board, shall render

to the Chief

Executive Officer,

the President and

the members of

the Board, whenever
they request it, an account

of the financial condition of

the Corporation, shall perform

other duties
commonly incident

to such office

and shall have

such other powers

and perform such

other duties as

may
be prescribed

by the

Board, the

Chief Executive

Officer or

the President

.

Unless the

Board determines
otherwise,

the Chief

Financial Officer

shall have

such authority

to agree

upon and

execute all

leases,
contracts, evidences

of indebtedness

and other

obligations in

the name

of the

Corporation and

shall have
such other powers

and duties as designated

in accordance with these

Bylaws and as from

time to time may
be assigned by the President,

Chief Executive Officer

and/or by the Board.

The Chief Executive Officer

or
President may

direct the Treasurer

to assume and

perform the duties

of the Chief

Financial Officer

in the
absence or disability of the

Chief Financial Officer,

and the Treasurer

shall perform other duties commonly
incident to such

office and

shall also perform

such other duties

and have such

other powers as

the Board,
the Chief Executive Officer,

the President or the Chief Financial Officer shall designate from time to time.

Section 11

.

Treasurer.

The Treasurer

shall report

to the

Chief Financial

Officer.

Subject to
control of the

Chief Financial Officer,

the Treasurer shall

(a) have charge

and custody of,

and be
responsible for,

all funds

and securities

of the

Corporation from

any source

whatsoever, and

deposit all
such funds in

the name of

the Corporation in

such banks, trust

companies or other

depositories as shall

be
selected by the Board; and

(b) in general, perform all

duties incident to the office

of the Treasurer and

such
other duties as

the Chief Executive

Officer,

the President or the

Board may assign

to him or

her from time
to time.

If required

by the Board,

the Treasurer

shall give

a bond

for the faith

ful discharge

of his or

her
duties in such sum, and with such surety or sureties, as the Board shall determine.

Section 12.

Assistant Secretaries and Assistant Treasurers.

The Assistant Secretaries, when
authorized by the Board,

may sign with the

President or an Executive

Vice President

certificates for shares
of the Corporation, the issuance of

which shall have been authorized by

the Board.

The Assistant
Treasurers, if required

by the Board, shall give bonds

for the faithful discharge of

their duties in such sums,
and with such

sureties, as the

Board shall determine.

The Assistant Secretaries

and the Assistant
Treasurers, in general,

shall perform such duties as the

Secretary or the Treasurer,

respectively, the
President or the Board may assign to them from time

to time.

Section 13.

Delegation of

Authority.

The Chief

Executive Officer

,

President, and/or

the Chief
Financial Officer may

delegate some or all

of the powers or

duties of such officer

in accordance with these
Bylaws to any

other officer or

to any director,

employee, shareholder or

agent for whatever

period of time
seems desirable.

Section 14.

Salaries.

The salaries, if any,

of the officers

shall be fixed

by the Board from

time to
time, and no officer shall be prevented

from receiving such salary by reason of

the fact that he or she is also
a director of the Corporation.

ARTICLE 5

Certificates Representing Shares, Transfer

and Replacement

Section 1.

Certificates Representing

Shares.

Certificates represent

ing shares

of the

Corporation
shall be

in such

form as

shall be determined

by the

Board.

The certificates

shall be

signed by

the Chief
Executive Officer,

or the

President, or

an Executive

Vice President

and by

the Secretary

or an

Assistant
Secretary, and

the signatures of

such officers on

such certificates may

be facsimiles.

The certificates may
be sealed

with the

seal of

the Corporation

or a

facsimile thereof.

In case

any officer

who has

signed or
whose facsimile signature

has been placed

upon any certificate

shall have ceased

to be such

officer before
such certificate is issued, it may

be issued by the Corporation with

the same effect as if

he or she were such
officer at the

date of its

issuance.

All certificates for

shares shall be

consecutively numbered

or otherwise
identified.

The name and address of the person to

whom the shares represented thereby are issued,

together
with the number

of shares and date

of issue, shall

be entered in

the share transfer records

of the
Corporation.

All certificates

surrendered to

the Corporation

for transfer

shall be

cancelled, and

no new
certificate shall be

issued until the

former certificate for

a like number

of shares shall

have been
surrendered and

cancelled, except

that in

case of

a lost,

stolen or

destroyed certificate,

a new

certificate
may be issued therefor as provided in Section 3 of

this Article 5.

Section 2.

Transfer of

Shares.

A transfer of

shares of the

Corporation shall

be made only

in the
share transfer

records of the

Corporation by

the holder of

record thereof,

or by his

or her

legal
representative who shall furnish

proper evidence of authority

to transfer, or by

his or her attorney thereunto
authorized by

power of

attorney, duly

executed and

filed with

the Secretary

of the

Corporation, and

on
surrender for

cancellation of

the certificate

for such

shares.

The Corporation

shall regard

the person

in
whose name

any shares

issued by

the Corporation

are registered

in the

share transfer

records of

the
Corporation at

any particular

time (including,

without limitation,

as of

a record

date fixed

pursuant to
Section 5 or

6 of

Article 2) as

the owner

of those

shares at

that time

for the

purposes specified

by the
TBOC.

Section 3.

Lost, Stolen or Destroyed Certificates.

The Corporation shall issue a

new certificate in
place of

any certificate

representing shares

previously issued

if the

registered owner

of the

certificate (a)
makes proof in affidavit

form that it has been

lost, destroyed or wrongfully

taken; (b) requests the

issuance
of a new

certificate before the

Corporation has notice

that the certificate

has been acquired

by a purchaser
for value in good faith and without

notice of an adverse claim; (c) gives

a bond in such form, and with

such
surety or sureties, with fixed or open

penalty, as the Corporation

may direct, or indemnifies the Corporation
(and its transfer

agent and registrar,

if any) against

any claim that

may be made

on account of

the alleged
loss, destruction

or theft of

the certificate; and

(d) satisfies any

other reasonable requirements

imposed by
the Corporation.

If a certificate has been

lost, apparently destroyed

or wrongfully taken, and

the registered
holder of the

shares represented thereby

fails to notify

the Corporation within

a reasonable time after

he or
she has

notice of

it, and

the Corporation

registers a

transfer of

such shares

before receiving

such notifi-
cation, the

registered holder

shall be

precluded from

making any

claim against

the Corporation

for the
transfer or for a new certificate.

ARTICLE 6

Fiscal Year

Unless otherwise determined by the Board, the fiscal year

of the Corporation shall conclude on
December 31.

ARTICLE 7

Distributions

The Board may

authorize, and the

Corporation may make,

distributions subject to

any restrictions
in its Articles of Incorporation and to the limitations set forth in the TBOC.

ARTICLE 8

Indemnification

Section 1.

Indemnification.

The Corporation shall

indemnify persons who

are or were

a director
or officer

of the

Corporation against

any and

all liability,

judgments, penalties,

fines, settlements

and
reasonable expenses

that may

be incurred

by them

in connection

with or

resulting from

any threatened,
pending or

completed action,

suit or

proceeding, whether

civil, criminal,

administrative, arbitrative

or
investigative in nature, an

appeal of any such action,

suit or proceeding, or any

inquiry or investigation that
could lead to

any such action,

suit or proceeding

(each, a “
Proceeding
”), in each

case, to the

fullest extent
permitted under the TBOC,

as currently in effect

or as may hereafter

be amended or succeeded

but, in such
case, only to

the extent that

such amendment or

successor law permits

the Corporation to

provide broader
indemnification rights.

The right

to indemnification

conferred in

the preceding

sentence shall

include the
right to be paid or reimbursed

by the Corporation for the

reasonable expenses incurred by the indemnitee

in
connection with

any Proceedi

ng in

advance of

the final

disposition of

the Proceeding

subject to

the
requirements of the

TBOC. The Corporation

may also indemnify

and advance expenses

to an employee

or
agent of

the Corporation

to the

same extent

and subject

to the

same conditions

under which

it may
indemnify and advance expenses to directors and officers.

Section 2.

Non-Exclusivity.

The provisions of Section

1 of this Article

8 shall (a) not

be deemed
exclusive of any

other rights to

which any director

or officer of

the Corporation may

be entitled under any
agreement, pursuant to a vote

of the Board, any committee thereof or

the shareholders, as a matter of law or
otherwise, either as to

action in his or her

official capacity or as

to action in another

capacity while holding
such off

ice, (b) continue

as to a

person who has

ceased to be

a director,

and (c) inure

to the benefit

of the
heirs, executors and administrators of such person.

Section 3.

Limitation.

No person shall be

entitled to indemnification

pursuant to this Article

8 in
relation to any matter as to which indemnification shall not be permitted by law.

Section 4.

Defined Terms.

Terms used herein

that are defined in the Indemnification

Article shall
have the respective meanings set forth therein.

ARTICLE 9

Seal

The Board

may provide

for a

corporate seal,

which shall

be circular

in form

and shall

have
inscribed thereon the name of the Corporation, the state of

incorporation, and the five-pointed Texas

star.

ARTICLE 10

Waiver of Notice

Whenever any

notice is

required to

be given

to any

shareholder or

director of

the Corporation
under the

provisions of

the Articles

of Incorporation,

these Bylaws

or the

TBOC, a

waiver thereof

in
writing signed

by the

person or

persons entitled

to such

notice, whether

before or

after the

time stated
therein, shall be deemed equivalent to the giving of such

notice.

ARTICLE 11

Procedure

Meetings of the

shareholders and of

the Board shall

be conducted in

accordance with the
procedures established by the presiding officer

of the meeting.

ARTICLE 12

Participation of Directors and
Officers in Related Businesses

Unless otherwise provided

by contract, directors

and officers of

the Corporation may

hold
positions as directors

and officers

of other

corporations in related

businesses, and

their efforts

to advance
the interests

of those

corporations will

not create

a breach

of fiduciary

duty to

this Corporation

in the
absence of bad faith.

ARTICLE 13

Amendment

These Bylaws may be amended or repealed, as to

all or some portion thereof, and new bylaws may
be adopted, by (a) the Board or (b) the shareholders.